Exhibit 99.3

Joint Venture with United Surgical Partners International Financing Overview March 23, 2015 1

FORWARD LOOKING STATEMENTS Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements, including, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreements described herein; the failure to satisfy conditions to completion of the transactions, including receipt of regulatory approvals; and our ability to fully realize the anticipated benefits and synergies of our acquisitions and to successfully complete the integration of businesses we acquire. These and other risks and uncertainties are discussed in the Company’s and USPI’s filings with the Securities and Exchange Commission, including their annual reports on Form 10-K and quarterly reports on Form 10-Q. All information in this presentation is as of March 23, 2015. The Company and USPI specifically disclaim any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise. NON-GAAP FINANCIAL INFORMATION A reconciliation between certain non-GAAP measures and related GAAP measures of the Company and United Surgical Partners International, Inc. is included in each company’s respective Form 8-K filings dated February 23, 2015 and February 24, 2015. 2

Financing Overview On March 23, 2015, Tenet announced that it is partnering with Welsh Carson and USPI to create a joint venture which will be the nation‘s largest ambulatory surgery platform &gt; In conjunction with the formation of the new joint venture, Tenet will also acquire UK-based Aspen Healthcare &gt; Transaction is expected to close by the third quarter of 2015 Concurrent with the announced transaction, Tenet will enter into a $400 million 364-Day Term Loan with Barclays for previous acquisitions &gt; The 364-Day Term Loan will be repaid with a new senior notes offering, as further described below In contemplation of the joint venture transaction: &gt; Barclays has provided a $2,000 million commitment to support the joint venture transaction, comprised of a $500 million Senior Secured Bridge and $1,500 million Senior Unsecured Bridge &gt; The Company intends to put in place permanent financing in Q2 2015 consisting of a combination of senior secured notes and senior notes &gt; A portion of the transaction will be funded with operating cash flow and a portion of proceeds from planned asset sales Net secured leverage of 2.8x and net total leverage of 6.1x are based on pro forma 12/31/14 LTM PF Adj. EBITDA of $2,323 million 3

Pro Forma Capitalization

($ in millions)

Step 1: 364-Day Term Loan

Sources:	$	%
New 364-Day Term Loan	$400	100%
Total	**$400**	**100%**

Uses:	$	%
Repay Revolving Credit Facility	$395	99%
Fees and Expenses	5	1%
Total	**$400**	**100%**

Step 2: JV Financing

Sources:	$	%
New Senior Secured Notes	$500	19%
New Senior Notes	1,900	72%
Operating Cash Flow and Portion of Planned Asset Sale Proceeds	229	9%
Total	**$2,629**	**100%**

Uses:	$	%
Upfront Payment to USPI Shareholders	$425	16%
Refinance USPI Debt [1]	1,514	58%
Aspen Purchase Price	215	8%
Repayment of 364-Day Term Loan	400	15%
Fees, Expenses and Transaction Costs	75	3%
Total	**$2,629**	**100%**

Pro Forma Capitalization

Capitalization	Maturity	Tenet as of 12/31/14	Tenet as Adj. 12/31/14 [2]	USPI as of 12/31/14	Step 1 Adj.	Step 2 Adj.	Pro Forma Combined 12/31/14
Cash and cash equivalents		$193	$193	$37	-	-	$230
Revolving Credit Facility	2017	-	-	15	-	(15)	-
Term Loans	2017 / 2019	-	-	963	-	(963)	-
Revolving Credit Facility	2016	220	750	-	(395)	-	355
6.250% Senior Secured Notes	2018	1,041	1,041	-	-	-	1,041
4.75% Senior Secured Notes	2020	500	500	-	-	-	500
6.00% Senior Secured Notes	2020	1,800	1,800	-	-	-	1,800
4.50% Senior Secured Notes	2021	850	850	-	-	-	850
4.375% Senior Secured Notes	2021	1,050	1,050	-	-	-	1,050
Capital Leases and Mortgage Notes	–	487	487	58	-	-	545
New Senior Secured Notes	–	-	-	-	-	500	500
Total First Lien Secured		**$5,948**	**$6,478**	**$1,036**	**($395)**	**($478)**	**$6,641**
New 364-Day Term Loan	364 Days	-	-	-	400	(400)	-
Total Secured		**$5,948**	**$6,478**	**$1,036**	**$5**	**($878)**	**$6,641**
9.00% Senior Notes	2020	-	-	440	-	(440)	-
5.50% Senior Notes	2019	500	500	-	-	-	500
5.00% Senior Notes	2019	1,100	1,100	-	-	-	1,100
8.00% Senior Notes	2020	750	750	-	-	-	750
6.75% Senior Notes	2020	300	300	-	-	-	300
8.125% Senior Notes	2022	2,800	2,800	-	-	-	2,800
6.875% Senior Notes	2031	430	430	-	-	-	430
Unamortized Note Discounts and Premium	–	(21)	(21)	-	-	-	(21)
New Senior Notes	–	-	-	-	-	1,900	1,900
Total Debt		**$11,807**	**$12,337**	**$1,476**	**$5**	**$582**	**$14,400**

Credit Statistics	Tenet	Tenet	USPI	Adj.	Adj.	Pro Forma
LTM 12/31/14 PF Adjusted EBITDA	$2,003 [3]	$2,003 [3]	$308 [4]	-	$12	$2,323
Net First Lien Secured Debt / PF Adjusted EBITDA	2.9x	3.1x	3.2x			2.8x
Net Total Debt / PF Adjusted EBITDA	5.8x	6.1x	4.7x			6.1x

1. *Includes repayment of debt expected to be incurred by USPI related to pending acquisitions since December 31, 2014.*
2. *Adjusted to reflect Tenet Revolving Credit Facility borrowing in Q1'2015.*
3. *Tenet PF Adjusted EBITDA includes adjustment for stock-based compensation expense. See reconciliation to GAAP financials.*
4. *USPI PF Adjusted EBITDA includes adjustments for net income attributable to noncontrolling interest, stock-based compensation expense and management fees. See reconciliation to GAAP financials.*

4

tenet HEALTH

Pro Forma Adjusted EBITDA Reconciliation ($ in millions) LTM 12/31/14 Tenet Reported Adj. EBITDA $1,952 Plus: Tenet Stock-Based Compensation Expense 51 Tenet PF Adj. EBITDA $2,003 USPI Reported EBITDA 303 Plus: USPI Stock-Based Compensation Expense 3 Plus: Management Fee to Welsh Carson 2 USPI PF Adj. EBITDA $308 Plus: Aspen Adj. EBITDA 12 Pro Forma Combined Adj. EBITDA $2,323 5

Tenet Adjusted EBITDA Reconciliation ($ in millions) Fiscal Year Ended Dec. 31, 2012 2013 2014 Net income (loss) attributable to Tenet common shareholders $141 ($134) $12 Less: Net (income) loss attributable to noncontrolling interests 19 (30) (64) Preferred stock dividends (11) -Loss from discontinued operations, net of tax (76) (11) (22) Income (loss) from continuing operations 209 (93) 98 Income tax benefit (expense) (125) 65 (49) Investment earnings 1 1 0 Loss from early extinguishment of debt (4) (348) (24) Interest expense (412) (474) (754) Operating income 749 663 925 Litigation and investigation costs (5) (31) (25) Impairment and restructuring charges, and acquisition-related costs (19) (103) (153) Depreciation and amortization (430) (545) (849) Adjusted EBITDA $1,203 $1,342 $1,952 Plus: Stock-Based Compensation Expense 32 37 51 PF Adjusted EBITDA $1,235 $1,379 $2,003 6

USPI Adjusted EBITDA Reconciliation ($ in millions) Fiscal Year Ended Dec. 31, 2012 2013 2014 GAAP operating income $245 $264 $270 Depreciation and amortization 24 27 26 Net loss on deconsolidations, disposals and impairments 8 5 7 EBITDA 277 296 303 Net income attributable to noncontrolling interest (73) (79) (77) EBITDA less noncontrolling interests $204 $217 $226 Plus: Stock-Based compensation expense 2 2 3 Plus: Management fees to Welsh Carson 2 2 2 Plus: Net income attributable to noncontrolling interest 73 79 77 PF Adjusted EBITDA $281 $300 $308 7             1. Includes repayment of debt expected to be incurred by USPI related to pending acquisitions since December 31, 2014. 2. Adjusted to reflect Tenet Revolving Credit Facility borrowing in Q1’2015. 3. Tenet PF Adjusted EBITDA includes adjustment for stock-based compensation expense. See reconciliation to GAAP financials. 4. USPI PF Adjusted EBITDA includes adjustments for net income attributable to noncontrolling interest, stock-based compensation expense and management fees. See reconciliation to GAAP financials. 7